FROST REGISTRATION RIGHTS AGREEMENT NO. 1

     THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of May 2, 2005 by and among CHARYS HOLDING COMPANY, INC., a Delaware corporation ("Charys") and THE FROST NATIONAL BANK, a national banking corporation located in San Antonio, Texas ("Frost").

     WHEREAS, Charys has issued to Frost 400,000 shares of its Series B Convertible Preferred Stock, par value $0.001, per share (the Charys Series B
Convertible Preferred Stock"), which is convertible into shares of the Charys common stock, par value $0.001 per share (the "Charys Common Stock"); and

     WHEREAS, a copy of the Certificate of Designation of the Charys Series B Convertible Preferred Stock is attached hereto as Attachment A;
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     NOW,  THEREFORE,  in  consideration  of  the  premises  and  of  the mutual covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I
                               REGISTRATION RIGHTS

     1.1  Registrable  Shares.  "Registrable  Shares"  means  and  includes  the
          -------------------
shares of the Charys Common Stock issued pursuant to any conversion of the Charys Series B Convertible Preferred Stock, plus all other securities of Charys issued with respect to such Charys Common Stock by way of a stock split, stock dividend, recapitalization, merger or consolidation or otherwise. As to any particular Registrable Shares, such securities will cease to be Registrable Shares when:

          (a) They have been effectively registered under the Securities Act of 1933, as amended (the "Securities Act") and disposed of in accordance with the Registration Statement covering them; or

          (b) A Registration Statement with respect thereto shall have been effective for a period of two years.

     1.2  Registration  of  Registrable  Shares.  Charys  shall,  within 90 days
          -------------------------------------
after demand therefor by Frost, file a registration statement (the "Registration Statement") pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the Securities and Exchange Commission (the "SEC"), covering the resale of the Registrable Shares. Charys shall use its best efforts to cause the Registration Statement to be declared effective by the SEC (the "Required Effectiveness Date") on the earlier of:

          (a)  180  days  following  such  demand  by  Frost;

          (b) Ten days following the receipt of a "No Review" or similar letter from the SEC; or

          (c) The first day following the day the SEC determines the Registration Statement is eligible to be declared effective.

     1.3  Registration  Statement  Form.  Registration under Paragraph 1.2 shall
          -----------------------------
be on Form SB-2 or such other appropriate registration form of the SEC as shall permit the disposition of the Registrable Shares in accordance with the intended method or methods of disposition specified by Frost to be included in the Registration Statement; provided, however, such intended method of disposition shall not include more than one underwritten offering of not less than all Registrable Shares, the underwriter of which shall be selected by Charys and reasonably acceptable to Frost.

     1.4  Expenses.  Charys  will  pay  all  registration expenses in connection
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with any registration required by Paragraph 1.2 herein.


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     1.5  Effective  Registration  Statement.  A registration requested pursuant
          ----------------------------------
to Paragraph 1.2 shall not be deemed to have been effected:

          (a) Unless a Registration Statement with respect thereto has become effective within the time period specified herein, provided that a registration which does not become effective after Charys files a Registration Statement with respect thereto solely by reason of the refusal to proceed by Frost (other than a refusal to proceed based upon the advice of counsel in the form of a letter signed by such counsel and provided to Charys relating to a disclosure matter unrelated to Frost) shall be deemed to have been effected by Charys unless Frost shall have elected to pay all registration expenses in connection with such registration,

          (b) If, after it has become effective, such Registration Statement becomes subject to any stop order, injunction or other order or extraordinary requirement of the SEC or other governmental agency or court for any reason; or

          (c) If, after it has become effective, such Registration Statement ceases to be effective or it or the prospectus forming a part thereof are not usable by Frost, other than during the allowable Black-Out Periods (as defined herein), to permit the disposition thereunder of the Registrable Shares in compliance with the Securities Act and the SEC regulations during the period the Registration Statement is required to be effective.

     1.6  Plan  of  Distribution.  Charys  hereby  agrees  that the Registration
          ----------------------
Statement shall include a plan of distribution section reasonably acceptable to Frost.

     1.7  Liquidated  Damages.  If  (a)  Charys shall not cause the Registration
          -------------------
Statement to be declared effective pursuant to the requirements of Paragraph 1.2 herein, then Charys shall pay Frost, as liquidated damages and not as a penalty, an amount equal to interest on $1,709,201.51 computed at a per annum rate equal to the lesser of (i) a rate equal to the Prime Rate of Frost, plus three percent per annum, with said rate to be adjusted to reflect any change in said Prime Rate at the time of any such change or (ii) the highest rate permitted by applicable law from the date hereof until the date the Registration Statement shall be declared effective and (b) if, after the Registration Statement is declared effective and until two years after it becomes effective, the Registration Statement or the related prospectus is not usable by Frost as a result of any of the conditions specified in Paragraph 1.5(b) or (c) hereof, then Charys shall pay Frost, as liquidated damages and not as a penalty, an amount equal to the interest on $1,709,201.51 computed at a per annum rate equal to the lesser of (i) a rate equal to the Prime Rate of Frost, plus three percent per annum, with said rate to be adjusted to reflect any change in said Prime Rate at the time of any such change or (ii) the highest rate permitted by applicable law for each such day that the Registration Statement or the related prospectus is not so usable by Frost.

     The "Prime Rate" shall mean the prime rate of interest charged by Frost as established from time to time. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer.

     Interest shall be computed on a per annum basis of a year of 360 days and for the actual number of days elapsed, unless such calculation would result in a rate greater than the highest rate permitted by applicable law, in which case interest shall be computed on a per annum basis of a year of 365 days or 366 days in a leap year, as the case may be.

     The parties agree that the only damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude Frost from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

     The parties hereto agree that the liquidated damages provided for in this Paragraph 1.7 constitute a reasonable estimate of the damages that may be incurred by Frost by reason of the failure of the Registration Statement to be filed, or declared effective, or cease to be effective, in accordance with the provisions hereof.


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                                   ARTICLE II
                         INCIDENTAL REGISTRATION RIGHTS

     2.1  Right  to  Include  ("Piggy-Back") Registrable Shares.  If at any time
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Charys  proposes  to  register  any  of  its securities under the Securities Act
(other than by a registration in connection with an acquisition in a manner which would not permit registration of Registrable Shares for sale to the public, on Form S-8, or any successor form thereto, on Form S-4, or any successor form thereto and other than pursuant to Article I hereof), on an underwritten basis (either "best-efforts" or "firm-commitment"), and Frost continues to own Charys Series B Convertible Preferred Stock or any shares of Charys Common Stock issued pursuant to the conversion of the Charys Series B Convertible Preferred Stock, or any other securities of Charys issued with respect to such Charys Common Stock by way of stock split, stock divided, recapitalization, merger, consolidation or otherwise, then, Charys will each such time give prompt written notice to Frost of its intention to do so and of Frost's rights under this Paragraph 2.1. Upon the written request of Frost made within 10 days after the receipt of any such notice (which request shall specify the Registrable Shares intended to be disposed of by Frost and the intended method of disposition thereof), Charys will, subject to the terms of this Agreement, use its commercially reasonable best efforts to effect the registration under the Securities Act of the Registrable Shares, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Shares so to be registered, by inclusion of the Registrable Shares in the Registration Statement which covers the securities which Charys proposes to register; provided that if, at any time after written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, Charys shall determine for any reason either not to register or to delay registration of such securities, Charys may, at its election, give written notice of such determination to Frost and, thereupon:

          (a) In the case of a determination not to register, shall be relieved of this obligation to register any of the Registrable Shares in connection with such registration (but not from its obligation to pay the registration expenses in connection therewith), without prejudice, however, to the rights of Frost entitled to do so to request that such registration be effected as a registration under Article I hereof; and

          (b) In the case of a determination to delay registering, shall be permitted to delay registering any of the Registrable Shares, for the same period as the delay in registering such other securities.

     No registration effected under this Paragraph 2.1 shall relieve Charys of its obligation to effect any registration upon request under Article I hereof. Charys will pay all registration expenses in connection with each registration of the Registrable Shares requested pursuant to this Paragraph 2.1. The right provided Frost pursuant to this paragraph shall be exercisable at its sole discretion and will in no way limit any of Charys' obligations hereunder.

     2.2  Priority  in Incidental Registrations.  If the managing underwriter of
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the  underwritten  offering  contemplated by this Article II shall inform Charys and Frost by letter of its belief that the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, then Charys will include in such registration, to the extent of the number which Charys is so advised can be sold in such offering:

          (a) First, securities proposed by Charys to be sold for its own account; and

          (b) Second, the Registrable Shares and securities of other selling security holders requested to be included in such registration pro rata on the basis of the number of shares of such securities so proposed to be sold and so requested to be included; provided, however, Frost shall have pro rata rights of registration with all shares sought to be included by officers and directors of Charys as well as holders of 10 percent or more of the Charys Common Stock.


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
                                   ARTICLE III
                             REGISTRATION PROCEDURES

     3.1  Registration Procedures.  If and whenever Charys is required to effect
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the  registration  of  any of the Registrable Shares under the Securities Act as provided  in  Paragraph  1.2 hereof, Charys shall, as expeditiously as possible:

          (a) Prepare and file with the SEC the Registration Statement, or amendments thereto, to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its commercially reasonable best efforts to cause the Registration Statement to be declared effective by the SEC, as soon as practicable, but in any event no later than the Required Effectiveness Date (with respect to a registration pursuant to Paragraph 1.2 hereof); provided, however, that before filing the Registration Statement or any amendments thereto, Charys will furnish to the counsel selected by Frost, copies of all such documents proposed to be filed;

          (b)  With  respect to any Registration Statement pursuant to Paragraph
1.2 hereof, prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Shares covered by the Registration Statement (subject to the right of Charys to suspend the use thereof for not more than 10 consecutive trading days or an aggregate of 40 trading days during each year (each a "Black-Out Period") until two (2) years after such Registration Statement became effective;

          (c) Furnish to Frost such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in the Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as Frost and the underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by Frost;

          (d) Use its commercially reasonable best efforts to register or qualify all of the Registrable Shares and other securities covered by the Registration Statement under such other securities laws or blue sky laws of such states as Frost shall reasonably request, to keep such registrations or qualifications in effect for so long as the Registration Statement remains in effect, and take any other action which may be reasonably necessary to enable Frost to consummate the disposition in such jurisdictions of the securities owned by Frost, except that Charys shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

          (e) Use its commercially reasonable best efforts to cause all of the Registrable Shares covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable Frost thereof to consummate the disposition of the Registrable Shares;

          (f) Furnish to Frost a signed counterpart, addressed to Frost, and the underwriters, if any, of an opinion of counsel for Charys, dated the effective date of the Registration Statement (or, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to Frost) including that the prospectus and any prospectus supplement forming a part of the Registration Statement does not contain an untrue statement of a material fact or omits a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (g) Notify Frost and its counsel promptly and confirm such advice in writing promptly after Charys has knowledge thereof:


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
               (i) When the Registration Statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;

               (ii) Of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus or for additional information;

               (iii) Of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings by any person for that purpose; and

               (iv) Of the receipt by Charys of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

          (h) Notify Frost, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material facts required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of Frost promptly prepare and furnish to Frost a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (i) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

          (j) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of
Section  11(a)  of  the  Securities  Act  and  Rule  158  thereunder;

          (k) Enter into such agreements and take such other actions as Frost shall reasonably request in writing (at the expense of Frost) in order to expedite or facilitate the disposition of the Registrable Shares; and

          (l) Use its commercially reasonable best efforts to list all of the Registrable Shares covered by the Registration Statement on any securities exchange on which any of the Registrable Shares are then listed.

     Charys may require Frost to furnish Charys such information regarding Frost and the distribution of such securities as Charys may from time to time reasonably request in writing.

     3.2  Charys  will not file any Registration Statement pursuant to Paragraph
1.2 hereof, or amendment thereto or any prospectus or any supplement thereto to which Frost shall reasonably object, provided that Charys may file such documents in a form required by law or upon the advice of its counsel.

     3.3 Charys represents and warrants to Frost that it has obtained all necessary waivers, consents and authorizations necessary to execute this Agreement and consummate the transactions contemplated hereby.

     3.4 Frost agrees that, upon receipt of any notice from Charys of the occurrence of any event of the kind described in subdivision (h) of Paragraph
3.1 hereof, Frost will forthwith discontinue its disposition of the Registrable Shares pursuant to the Registration Statement relating to the Registrable Shares until Frost's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (h) of Paragraph 3.1 and, if so directed by Charys, will deliver to Charys (at Charys' expense) all copies, other than permanent file copies, then in Frost's possession of the prospectus relating to the Registrable Shares current at the time of receipt of such notice.


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
                                   ARTICLE IV
                             UNDERWRITTEN OFFERINGS

     4.1  Underwritten  Offerings.  If  Charys  at any time proposes to register
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any  of its securities under the Securities Act as contemplated by Paragraph 2.1 hereof and such securities are to be distributed by or through one or more underwriters, and if requested by Frost as provided in Paragraph 2.1 and subject to the provisions of Paragraph 2.2, or if requested by Frost for the disposition of Registrable Shares under Article I hereof in an underwritten offering, Charys will use its commercially reasonable best efforts to arrange for underwriters to distribute all of the Registrable Shares to be offered and sold by Frost.

     4.2  Holdback Agreements.  Subject to such other reasonable requirements as
          -------------------
may be imposed by the underwriter as a condition of inclusion of the Registrable Shares in an underwritten offering, Frost agrees, if so required by the managing underwriter, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of, except as part of such underwritten offering, any equity securities of Charys, during such reasonable period of time requested by the underwriter; provided however:

          (a) If the offering is a secondary offering by Charys, the offering is intended to raise a minimum of $2,000,000 on behalf of Charys; and

          (b) Such period shall not exceed 90 days commencing with the completion of the underwritten offering.

     Charys agrees and acknowledges that during any holdback period, Frost may sell, in the holdback period, the Registrable Shares in the amount of up to one percent per week of the shares of the Charys Common Stock held by Frost as long as this Agreement remains effective.

     4.3  Participation in Underwritten Offerings.  Frost may not participate in
          ---------------------------------------
any underwritten offering under Paragraph 2.1 unless Frost:

          (a) Agrees to sell its Registrable Shares on the basis provided in any underwriting arrangements approved by Frost; and

          (b) Completes and executes all questionnaires, indemnities, underwriting agreements and other documents (other than powers of attorney) required under the terms of such underwriting arrangements.

     Notwithstanding the foregoing, no underwriting agreement (or other agreement in connection with such offering) shall require Frost to make a representation or warranty to or agreements with Charys or the underwriters other than representations and warranties contained in a writing furnished by Frost expressly for use in the related Registration Statement or representations, warranties or agreements regarding Frost, its Registrable Shares, and its intended method of distribution and any other representation required by law.

     4.4  Preparation;  Reasonable  Investigation.  In  connection  with  the
          ---------------------------------------
preparation and filing of each Registration Statement under the Securities Act pursuant to this Agreement, Charys will give Frost, and its counsel and accountants, the opportunity to participate in the preparation of the Registration Statement, each prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of Charys with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of Frost and its counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                                    ARTICLE V
                                 INDEMNIFICATION

     5.1  Indemnification  by  Charys.  In  the event of any registration of any
          ---------------------------
securities of Charys under the Securities Act, Charys will, and hereby does agree to indemnify and hold harmless Frost, its directors and officers,


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
each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls Frost or any such underwriter within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Frost or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Charys will reimburse Frost and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that Charys shall not be liable in any such case to the extent that any such loss, claim, damage, liability, (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to Charys by Frost or underwriter stating that it is for use in the preparation thereof and, provided further that Charys shall not be liable to any person who participates as an underwriter in the offering or sale of Registrable Shares or to any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Shares to such person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Frost or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by Frost.

     5.2  Indemnification  by  Frost.  Charys  may  require,  as  a condition to
          --------------------------
including any of the Registrable Shares in any Registration Statement filed pursuant to this Agreement, that Charys shall have received an undertaking satisfactory to it from Frost, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Paragraph 5.1 hereof) Charys, each director of Charys, each officer of Charys and each other person, if any, who controls Charys within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from the Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Charys through an instrument duly executed by Frost specifically stating that it is for use in the preparation of the Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Charys or any such director, officer or controlling person and shall survive the transfer of such securities by Frost.

     5.3  Notices  of  Claims,  etc.  Promptly  after  receipt by an indemnified
          -------------------------
party of notice of the commencement of any action or proceeding involving a claim referred to in Paragraph 5.1 and Paragraph 5.2 hereof, such indemnified party will, if claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Paragraph 5.1 and Paragraph 5.2 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

     5.4  Other  Indemnification.  Indemnification  similar to that specified in
          ----------------------
Paragraph 5.1 and Paragraph 5.2 hereof (with appropriate modifications) shall be given by Charys and Frost (but only if and to the extent required pursuant to the terms herein) with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority, other than the Securities Act.

     5.5  Indemnification  Payments.  The  indemnification required by Paragraph
          -------------------------
5.1 and Paragraph 5.2 hereof shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

     5.6  Contribution.  If  the  indemnification  provided for in Paragraph 5.1
          ------------
and Paragraph 5.2 hereof is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability:

          (a) In such proportion as is appropriate to reflect the relative benefits received by Charys on the one hand and Frost or the underwriter, as the case may be, on the other from the distribution of the Registrable Shares; or

          (b) If the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of Charys on the one hand and of Frost or the underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations.

     The relative benefits received by Charys on the one hand and Frost or the underwriter, as the case may be, on the other in connection with the distribution of the Registrable Shares shall be deemed to be in the same proportion as the total net proceeds received by Charys from the initial sale of the Registrable Shares by Charys to the purchasers bear to the gain, if any, realized by Frost, or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of Charys on the one hand and of Frost or the underwriter, as the case may be, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by Charys, by Frost or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained herein, and in no event shall the obligation of any indemnifying party to contribute under this Paragraph 5.6 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for hereunder had been available under the circumstances.

     Charys and Frost agree that it would not be just and equitable if contribution pursuant to this Paragraph 5.6 were determined by pro rata allocation (even if Frost and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth herein, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

     Notwithstanding the provisions of this Paragraph 5.6, Frost and any underwriter shall not be required to contribute any amount in excess of the amount by which (i) in the case of Frost, the net proceeds received by Frost from the sale of the Registrable Shares, or (ii) in the case of an underwriter, the total price at which the Registrable Shares purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that Frost or the underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE VI
                                    RULE 144

     6.1  Rule  144.  Charys  shall timely file the reports required to be filed
          ---------
by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144 adopted by the SEC under the Securities Act, and the rules and regulations adopted by the SEC thereunder (or, if Charys is not required to file such reports, will, upon the request of Frost, make publicly available other information) and will take such further action as Frost may reasonably request, all to the extent required from time to time to enable Frost to sell the Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144, as amended, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of Frost, Charys will deliver to Frost a written statement as to whether it has complied with the requirements of this Paragraph 6.1.

                                   ARTICLE VII
                                  MISCELLANEOUS

     7.1  Amendments  and Waivers.  This Agreement may be amended and Charys may
          -----------------------
take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if Charys shall have obtained the written consent to such amendment, action or omission to act, of Frost.

     7.2  Nominees  for  Beneficial  Owners.  In  the  event  that  any  of  the
          ---------------------------------
Registrable Shares are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of the Registrable Shares for purposes of any request or other action by any holder or holders of Registrable Shares pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Shares held by a holder or holders of Registrable Shares contemplated by this Agreement. If the beneficial owner of any Registrable Shares so elects, Charys may require assurances reasonably satisfactory to it of such owner's beneficial ownership of the Registrable Shares.

     7.3  Notices.  Except as otherwise provided in this Agreement, all notices,
          -------
requests and other communications to any person provided for hereunder shall be in writing and shall be given to such person:

          (a) In the case of a party hereto other than Charys, at such address as such party shall have furnished to Charys in writing; or

          (b) In the case of Charys, at 1117 Perimeter Center West, Suite N415, Atlanta, Georgia 30338, to the attention of its President, or at such other address, or to the attention of such other officer, as Charys shall have furnished to Frost.

     Each such notice, request or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (ii) if given by any other means (including, without limitation, by fax or air courier), when delivered at the address specified above, provided that any such notice, request or communication shall not be effective until received.

     7.4  Assignment.  This  Agreement  shall  be  binding upon and inure to the
          ----------
benefit of and be enforceable by the parties hereto. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than Charys shall also be for the benefit of and enforceable by any subsequent holder of any of the Registrable Shares, and the term "Frost" in this Agreement shall be deemed to include such other holder of Registrable Shares; provided that any such transferee of Registrable Shares assumes in writing the respective obligations of Frost under this Agreement.

     7.5  Descriptive  Headings.  The  descriptive  headings  of  the  several
          ---------------------
sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     7.6  Governing  Law.  This Agreement shall be governed by, and construed in
          --------------
accordance with, the laws of the State of Texas, without giving effect to applicable principles of conflicts of law.

     7.7  Jurisdiction.  This  Agreement  shall  be  exclusively governed by and
          ------------
construed in accordance with the laws of the State of Texas. If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the State Courts of Texas. In the event suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

     7.8  Entire  Agreement.  This  Agreement  embodies the entire agreement and
          -----------------
understanding between Charys and Frost relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

     7.9  Severability.  If  any provision of this Agreement, or the application
          ------------
of such provisions to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

     7.10  Binding Effect.  All the terms and provisions of this Agreement shall
           --------------
be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and assignees.

     7.11  Preparation of Agreement.  This Agreement shall not be construed more
           ------------------------
strongly against any party regardless of who is responsible for its preparation. The parties acknowledge each contributed and is equally responsible for its preparation.

     7.12  Failure or Indulgence Not Waiver; Remedies Cumulative.  No failure or
           -----------------------------------------------------
delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

     7.13  Counterparts.  This  Agreement  may  be  executed  in  one  or  more
           ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     IN WITNESS WHEREOF, Frost and Charys have executed this Agreement as of the date first written above.


                                            CHARYS HOLDING COMPANY, INC.



                                            By
                                              ----------------------------------
                                              Billy V. Ray, Jr., President

                                            THE FROST NATIONAL BANK



                                            By
                                              ----------------------------------
                                                        ,  Vice  President
                                              ----------

Attachment:
----------
Attachment A   Certificate of Designation of the Charys Series B Convertible
                                Preferred Stock

                     See Exhibit 4.1 to this Current Report